UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2015

Textmunication Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1940 Contra Costa Blvd. Pleasant Hill, CA	94523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 925-777-2111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On October 6, 2015, we filed an Information Statement on Schedule 14C (the “Information Statement”) in connection with a proposed increase in our authorized shares of common stock from 250,000,000 shares to 750,000,000 shares (the “Corporate Action”). On September 24, 2015, our board of directors and a majority of our voting stock approved the Corporate Action. However, since filing the Information Statement, we have decided not to pursue the Corporate Action. We have not mailed the Information Statement to any shareholders.

Our authorized shares of common stock, par value, $0.0001 per share, will remain at 250,000,000 shares.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Textmunication Holdings Inc.

/s/ Wais Asefi
Wais Asefi
Chief Executive Officer

Date: December 2, 2015

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